SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2012

MS Structured Asset Corp. on behalf of SATURNS Trust No. 2003-7

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16443, 333-101155	13-4026700
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

1585 Broadway, Second Floor New York, New York Attention: In-Young Chase		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-761-2457

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8                      Other Events

Item 8.01                      Other Events

On March 15, 2012, the Company issued a press release regarding the receipt of a notice of intended exercise of 100% of the outstanding Warrants representing the right to acquire a combined Unit Principal Balance of 25,000,000 Class A Units and the equivalent Notional Amount of Class B Units of The May Department Stores Company Debenture-Backed Series 2003-7 Trust on March 29, 2012, a copy of which press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  March 15, 2012

MS STRUCTURED ASSET CORP.
(Registrant)

By: /s/  In-Young Chase
Name:  In-Young Chase
Title:    Vice President

EXHIBIT INDEX

Exhibit 99.1                      Press release, dated March 15, 2012